Statement of Financial Position (Parenthetical) (USD $)	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Preferred Stock, Shares Authorized	100,000,000	100,000,000	100,000,000
Preferred Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares Authorized	500,000,000	500,000,000	500,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	53,115,476	51,115,476	47,375,000
Common Stock, Shares, Outstanding	53,115,476	51,115,476	47,375,000